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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 9, 2003

                           DVI Receivables Corp. VIII
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             (Exact Name of Registrant as Specified in Its Charter)

        DELAWARE                    333-81454                   25-1824148
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    (State or Other                (Commission                (IRS Employer
Jurisdiction of Formation)         File Number)           Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. Other Events and Required FD Disclosure

      On October 8, 2003, DVI Financial Services Inc., as servicer (the "Servicer"), made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables VIII L.L.C., DVI Receivables X L.L.C., DVI Receivables XI L.L.C., DVI Receivables XII L.L.C., DVI Receivables XIV L.L.C., DVI Receivables XVI L.L.C., DVI Receivables XVII L.L.C., DVI Receivables XVIII L.L.C. and DVI Receivables XIX L.L.C. (collectively, the "Issuers"), its monthly servicer reports for the payment dates of September 11, September 12 and September 15, 2003, as applicable, which monthly servicer reports are attached hereto as Exhibits 99.2 through 99.10. In addition, the Servicer provided the Trustee with a letter, a copy of which is attached hereto as Exhibit 99.1, addressing certain open issues with respect to these reports and servicer advances.

      On October 9, 2003, the Trustee provided notice to the noteholders of the Issuers that it would not be paying the principal payments under the indentures relating to the notes. A copy of the notice is attached hereto as Exhibit 99.11.

      On August 25, 2003, the Servicer, together with DVI, Inc. and DVI Business Credit Corporation, filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware, located in Wilmington, Delaware. In conjunction with the filing, certain members of the Servicer's senior management resigned and AP Services, LLC ("APS"), an affilate of AlixPartners, LLC, was appointed to manage the Servicer and certain of its affiliates through the bankruptcy process. In the short period since its appointment, APS has been working to familiarize itself with the Issuers' securitization programs and the Servicer's servicing operations, in addition to handling various matters associated with the bankruptcy proceedings and the operations of the Servicer and its affiliates. Although APS has endeavored to ensure that the monthly servicer reports were prepared in accordance with the Servicer's past practices and standards, APS has not had the opportunity to evaluate these practices and standards to determine whether they are adequate, appropriate or in compliance with the terms of the contribution and servicing agreements pursuant to which they were performed.
APS has further not had the opportunity to evaluate the Servicer's internal controls over its financial reporting, but believes that such internal controls may have material weaknesses. The monthly servicer reports have not been reviewed or approved by any third party. As outlined in the attached letter, the monthly servicer reports do not reflect the occurrence of an Amortization Event, a Servicer Event of Default or an Indenture Event of Default, although the Trustee has alleged that one has occurred, and there can be no assurance that the Trustee will agree with the content of these servicer reports. As a result of these factors, the Servicer has determined not to certify the monthly servicer reports attached to this Current Report on Form 8-K. However, DVI Receivables Corp. VIII is filing the monthly servicer reports on this Form 8-K because they have been provided to the trustee to facilitate the trustee's distributions to investors.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Exhibits

            99.1 Letter from DVI Financial Services Inc., to Timothy G. Pillar, Vice President, U.S. Bank Corporate Trust Services, dated October 7, 2003


            99.2 DVI Receivables VIII 1991-1 Servicer Report for the payment date September 15, 2003

            99.3 DVI Receivables X 1999-2 Servicer Report for payment date September 15, 2003

            99.4 DVI Receivables XI, L.L.C. 2000-1 for payment date September 15, 2003

            99.5 DVI Receivables XII L.L.C. 2000-2 for the payment date September 12, 2003

            99.6 DVI Receivables XIV L.L.C. 2001-1 for the payment date September 11, 2003

            99.7 DVI Receivables XVI L.L.C. 2001-2 for the payment date September 11, 2003

            99.8 DVI Receivables XVII L.L.C. 2002-1 for the payment date September 11, 2003

            99.9 DVI Receivables XVIII L.L.C. 2002-2 for the payment date September 12, 2003

            99.10 DVI Receivables XIX L.L.C. 2003-1 for the payment date September 12, 2003

            99.11 Notice given by U.S. Bank Corporate Trust Services to holders of Notes issued by: DVI Receivables VIII L.L.C.; DVI Receivables X L.L.C.; DVI Receivables XI L.L.C.; DVI Receivables XII L.L.C.; DVI Receivables XIV L.L.C.; DVI Receivables XVI L.L.C.; DVI Receivables XVII L.L.C.; DVI Receivables XVIII L.L.C.; DVI Receivables XIX L.L.C., dated October 9, 2003
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI Receivables Corp. VIII

                                                By:  /s/ Laurence J. Arnold
                                                     ----------------------
                                                     Laurence J. Arnold
                                                     Secretary

Dated: October 9, 2003